Investor Conference February 15, 2010 Exhibit 99.2

CUSTOMER SERVICE CENTER

10 YEARS

AMERICAN WATER

AMERICAN WATER | NYSE: AWK

www.amwater.com

February 2011 1

Investor Conference February 15, 2010

AMERICAN WATER

AMERICAN WATER | NYSE: AWK www.amwater.com

February 2011 3 Please review the corresponding video link "Customer Service Video" on the American Water website

Introduction Ed Vallejo Vice President - Investor Relations

February 2011

Certain statements in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements are predictions based on our current expectations and assumptions regarding  future events and may relate to, among other things, our future financial performance, our growth and portfolio optimization strategies, our projected capital expenditures and related funding requirements, our ability to repay debt, our ability to finance current operations and growth initiatives, the impact of legal proceedings and potential fines and penalties, business process and technology improvement initiatives, trends in our industry, regulatory or legal developments or rate adjustments. Actual results could differ materially because of factors such as the completion of the independent audit of our financial statements; decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates; changes in laws, governmental regulations and policies, including environmental, health and water quality and public utility regulations and policies; weather conditions, patterns or events, including drought or abnormally high rainfall; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; significant changes to our business processes and corresponding technology; our ability to appropriately maintain current infrastructure; our ability to obtain permits and other approvals for projects; changes in our capital requirements; our ability to control operating expenses and to achieve efficiencies in our operations; our ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for our operations; our ability to successfully acquire and integrate water and wastewater systems that are complementary to our operations and the growth of our business or dispose of assets or lines of business that are not complementary to our operations and the growth of our business; cost overruns relating to improvements or the expansion of our operations; changes in general economic, business and financial market conditions;
access to sufficient capital on satisfactory terms; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase our cost and funding requirements; our ability to utilize our U.S. and state net operating loss carryforwards; migration of customers into or out of our service territories; difficulty in obtaining insurance at acceptable rates and on acceptable terms and conditions; the incurrence of impairment charges ability to retain and attract qualified employees; and civil disturbance, or terrorist threats or acts or public apprehension about future disturbances or terrorist threats or acts.
Any forward-looking statements we make, speak only as of the date of this presentation. Except as required by law, we do not have any obligation, and we specifically disclaim any undertaking or intention, to publicly update or revise any forward-
looking statements, whether as a result of new information, future events, changed circumstances  or otherwise.
Cautionary Statement Concerning
Forward-Looking Statements

1

2

3

4

5

AMERICAN WATER | NYSE: AWK www.amwater.com

6 Jeff Sterba: Strategy Overview Walter Lynch: Regulated Overview Break Ellen Wolf: Financial Overview Closing and Q&As Today’s Agenda February 2011

American Water Overview: Strategy & Goals Jeff Sterba President and Chief Executive Officer

American Chief Executive Office & President
Jeff Sterba

SVP & Chief
Financial Officer
Ellen Wolf

SVP Corporate
Strategy & Business
Development
Mark Strauss

Chief Administrative
Officer & General
Counsel
Kellye Walker

President
Market-Based
Operations/AWE
Sharon Cameron

President & Chief
Operating Officer
Regulated Operations
Walter Lynch

AMERICAN WATER | NYSE: AWK www.amwater.com

8 Executive Team February 2011

AWK LISTED NYSE

397.2
601.2
123.6
158.2
181.7
224.6
232
505.9
NJ
PA
IL
MO
IN
CA
WVA
Other

Market Based (3), 10.6%
Regulated, 89.4%

AMERICAN WATER | NYSE: AWK
www.amwater.com

American Water: The Premier Water Services Provider in
North America
Geographic Diversity
(1)
Business Diversity
(1)
Market Cap: $4.7 Billion
Enterprise Value: $10.2 Billion
Average Volume Traded: 1.1 Million shares
(1) 2010 Revenues
(2) Market data as of 2/9/11
(3) Market Based includes Other
February 2011

CAGR 7.7%
$2,800
$2,700
$2,600
$2,500
$2,400
$2,300
$2,200
$2,100
$2,337
$2,441
$2,711
2008
2009
2010

CAGR 18.5%
$1,000
$800
$600
$400
$200
$0
$552
$596
$775
2008
2009
2010

CAGR 17.9%
$2.00
$1.50
$1.00
$0.50
$0.00
$1.10
$1.25
$1.53
2008
2009
2010

CAGR 17.1%
8%
6%
4%
2%
0%
4.73%
5.28%
6.49%
2008
2009
2010

AMERICAN WATER | NYSE: AWK
www.amwater.com

February 2011

American Water: A Snapshot
• 2010 Preliminary Results
• EPS and ROE exclude impairment charges
Cash Flow From Operations
(in millions)
Earnings Per Share
Operating Revenues
(in millions)
Return on Equity

What You’ll Hear Today
Sound Corporate Strategy and Key Initiatives
Portfolio Optimization
Regulatory Policy
Regulated and Market-Based Opportunities
Operational Excellence
Continued Investment in Infrastructure
Driving Excellent Results and Prospects
2010 Financial Results – Expected $1.53
Long Term Growth
2011 Guidance of $1.65-$1.75
Sustained 7-10% EPS Growth
Improving Rates of Return
Commitment to our Customers, Employees and Shareholders
February 2011

Increasing Environmental Requirements
Fragmented Industry
Capital Availability
Aging Infrastructure
Key Water Sector Themes
Technology

AMERICAN WATER | NYSE: AWK www.amwater.com

The U.S. Water Industry February 2011 12

February 2011

Water Industry Has a Favorable Utility Profile
Water Utility
Characteristics
Implications
• Capital projects focused on maintaining
public health & safety standards
• Regulators supportive of prudent projects
• Water bills low portion of household budget
• Essential product – no substitutes
•
Demand is more price inelastic than
electric or gas
• Raw input costs (i.e. water and chemicals)
less volatile than other utility commodity
costs (i.e. coal and natural gas)
• More stable rates for customers
• Cost forecasting and regulatory lag is more
manageable
•
M&A primarily small tuck-ins enabling
targets to meet health & safety standards
•
Regulators generally support the
strengthening of water systems via M&A
•
Water storage more feasible and cheaper
than electricity or gas storage
•
Water utilities can be more cost efficient
and responsive to demand fluctuations
•
Large water utilities diversified across
multiple geographies
•
Mitigates impact of localized severe
weather conditions / regulatory outcomes

AMERICAN WATER

AMERICAN WATER | NYSE: AWK
www.amwater.com

February 2011
Our Values
• Honesty and Integrity
• Communication
•Teamwork
• Excellence
• Engagement
Our Mission
• Providing safe, reliable water services
to our customers and communities
• Driving Operational Excellence
• Enabling employees to innovate
• Ensuring long-term stewardship of all
resources
•Engaging customers, regulators and other
constituencies in solving critical water issues
•Earning a fair return for our shareholders
Our Vision
To be the trusted steward of
your precious resource –
water
What We Stand For

American Water: Providing Value to Customers,
Employees and Shareholders
Operational
Excellence
Employer of
Choice
Sustainability
Customer
Focus
Regulatory &
Public Policy
Targeted
Growth
American Water provides value-added products
and services that address customers’ needs
Investor Driven
Customer Driven
Value
Price
Cost
February 2011

February 2011
• Earn appropriate return
on investments
• Promote constructive
regulatory frameworks
• Grow Regulated
Businesses
through focused
acquisitions
• Pursue “regulated-like”
opportunities
• Focus on Operations
Efficiencies
Goals
Actions
Regulated Operations & Support
• Invest in states where we can
add value to customers and generate
an appropriate return
• Move from “Rate Case Catchup” to
“Regulatory Strategy”
• Drive Operational Excellence
Market Based Operations
• Regulated-Like
• Value-Added Services
Future Pursuits
• Disciplined pursuit of growth through
acquisitions and applying technological
expertise
Strategy Specifics

CA 630,000
AZ 317,000
NM 48,000
TX 11,000
HI 35,000
IA 200,000
MO 1.5 mil
IL 1.2 mil
IN 1.2 mil
MI 10,000
OH 200,000
KY 490,000
TN 200,000
GA 32,000
WV 580,000
VA 300,000
PA 2.5 mil
NY 200,000
NJ 2.5 mil
MD 20,000

AMERICAN WATER | NYSE: AWK

www.amwater.com

Strategy Specifics: Regulated Operations - Invest in
states where we can add value
American Water Regulated Operations: Population Served
States we are in process of exiting thru Portfolio Optimization
32,000
*  2009 Data
February 2011

Large Untapped Market

- **75** Million Single family homes in US
- **3%** Purchase water/sewer service contracts
- American Water has **34%** market share

Strong Growth Potential

- 61% of HOS customers buy **more than 1 product**
- **EXTRAORDINARY** customer satisfaction
- **STRONG** contractor network
- **EFFICIENT** AND **CONTROLLED** claims processes
- 12% **DEMONSTRATED GROWTH** over last 3 years

AMERICAN WATER | NYSE: AWK www.amwater.com

Strategy Specifics: Homeowner Services Growth 18 February 2011

Major Water/Wastewater Contracts
Excludes Reserve Bases and other Minor Systems

AMERICAN WATER | NYSE: AWK
www.amwater.com

Strategy Specifics: Market Size of Military Utility
Privatizations
2011-13
2014-16
Major Water/Wastewater Contracts
to be Awarded
Contracts Awarded to American Water
Contracts Awarded to Competitors
Contracts Programmed by Dept. of Defense for Award
Over $2 Billion in Revenues Backlog
2002
2005-07 2008-10
Major Water/Wastewater Awards to Date
Market Opportunity
represents approximately
$11Bn in Total Revenues
3
3
4
7
12
4
February 2011

February 2011

• Shorter Term Contracts
• Heavy Competition
• High Risk
• Low Margin
• Resource Intensive
• Minimal Scalability
Strategy Specifics – Municipal Contract
Operations
The Current Model
Our Value Model
• Longer Term Contracts
• Form of Public Private
Partnership
• Shared Risk
• Performance Metrics
• Price Redetermination
• Priority of Payment

Profitable
Growth
Drivers
Core
Businesses
• Infrastructure
Investment
• Tuck Ins
• Homeowner Services
• Military Utility
Privatizations
New
Markets
New
Products
Strategy Specifics: Growth Avenues
• Acquisitions in new
territories
• Homeowner Services
(new territories)
•
Military (beyond Army)
• Homeowner Services
(new services)
• New Municipal Contract
Model
• Technology
.
February 2011

February 2011

Investment Thesis: Sustained 7-10% EPS Growth
Future Growth
Short Term Long Term
New Services
Regulated Investments
Acquisitions
Operational Excellence/
Efficiencies
ROE improvement
Long Term Growth
Conceptual Representation

Regulated Operations Initiatives Walter Lynch President & Chief Operating Officer Regulated Operations

AMERICAN WATER OPERATIONS
Washington
Minnesota
Wisconsin
Michigan
Iowa
Illinois
Indiana
Ohio
New York
Pennsylvania
Massachusetts
Rhode Island
Connecticut
New Jersey
Maryland
Virginia
Kentucky
Missouri
Kansas
Oklahoma
Arkansas
Tennessee
North Carolina
California
Arizona
New Mexico
Texas
Alabama
Georgia
Louisiana
Florida
Hawaii
Manitoba and Ontario, Canada

Market Based
4%
Regulated
96%

PA
20%
Other
19%
CA
WV
NJ
IN
IL
9%
MO
14%

Other
17%
PA
23%
CA
4%
WV
5%
IL
9%
IN
8%
MO
11%
NJ
22%

AMERICAN WATER | NYSE: AWK www.amwater.com

February 2011

Regulated Customers
Net Utility Plant
Total = 3,335,518
Regulated
Market Based
Both
Corporate headquarters
2010 EBIT
Total = $748 million
American Water’s Geographic Presence
Total = $11.1 billion
American Water’s Regulated Portfolio

American Water: Providing Value to customers
and shareholders

Operational
Excellence
Employer of
Choice
Sustainability
Customer
Focus
Regulatory &
Public Policy
Targeted
Growth
Value
Price
Cost
February 2011

February 2011
Goal: To earn
appropriate
rate of return
on investments
Advancing consistent
operational
regulations
Shaping
constructive
regulatory policies
through
participation in
industry, regulatory
and legislative
settings
Working with
stakeholders to
determine
appropriate allowed
ROE
American Water’s Regulatory Initiatives

American Water’s Business Transformation Project
Promote operating
excellence,
efficiency, and
economies of
scale
Business
Transformation
Project
Increase
employee
effectiveness and
satisfaction
Enhance the
customer
experience
Upgrade legacy
systems near
the end of
useful lives
February 2011

American Water’s Business Transformation Project:
Looking Ahead
Implementation
Oct. ’10
System
Implementer
selection
Sep. ’11
Start EAM & CIS
(Target “go live”
Summer 2014)
May ’11
Start ERP
(Target “go live”
summer 2012)
Blueprint
Project to be completed late 2014
Jan. ’11
Blueprint Phase begins
(Completed in April 2011)
May ’10
SAP
software
selection
February 2011

American Water’s Portfolio Optimization Initiatives
Continue to Lower
Costs
Focus on
Value Drivers
Optimizing
Long-term
Value Through
Proactive
Management
Redeploy Value Into
Core Growth Markets
• Balanced Portfolio Analysis
• Focus Achieving Authorized
Rates of Return
• Monetize Non-Producing Assets
• Focused Capital Resources
• Selective Acquisition Opportunities
• Leverage Internal Growth
Explore Opportunities for
Long-Term Success
Drive Profitability and
Returns

February 2011

Portfolio
Optimization
Criteria
STRATEGIC
IMPORTANCE
& RELEVANCE
MATERIALITY OF
INVESTMENT
PROJECTED
CAPITAL
INTENSITY
REGULATORY
ENVIRONMENT
POTENTIAL TO
ACHIEVE
CRITICAL MASS
American Water’s Portfolio Optimization Criteria

February 2011

Portfolio Optimization Implementation
*Transaction Details
• Sale Price:  $470 million
• Sale Multiple: 1.14x Book Equity
• AZ Rate Base
(1)
: $319 mm
• NM Rate Base
(1)
:  $34 mm
Acquired by
American
Water
Sold to AQUA
MO
TX
NM
AZ
Agreement to
sell by
American
Water
* Missouri Transaction Details
• Purchase Price: $3 million
• Annual Revenue of $3.4 million
• 59 wastewater systems
• 10,000 people served
(1) Rate base approved in rate cases by respective commissions *Transactions subject to closing risk and regulatory approval
February 2011

The Central Kentucky
Water Supply Solution

AMERICAN WATER | NYSE: AWK
www.amwater.com

February 2011 32 Please review the corresponding video link "KY Capex Video" on the American Water website

Financial Overview Ellen Wolf Senior Vice President & Chief Financial Officer

Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10

AMERICAN WATER | NYSE: AWK
www.amwater.com

February 2011
85%
90%
95%
100%
105%
110%
115%
120%
AWK DJ Util
S&P 500
0.40
0.45
0.50
0.55
0.60
0.65
0.70
AWK Beta

Price as a percent of base (December 31, 2009 = 100%)
Shareholder Return
YTD
American Water
S&P 500
Dow Jones Utilities
+17.3%
+15.1%
+6.5%
S&P 500 Beta = 1
Total Shareholder Return : American Water vs. Indices
(January 1, 2010 – December 31, 2010)

11%
$2.4B
$2.7B
$2
2010

22%
$1.25
$1.53
$1.20
2010

AMERICAN WATER | NYSE: AWK
www.amwater.com

February 2011

For the Year Ended
December 31,
2010 2009
(In thousands, except per share data)
Revenue $2,710,677 $2,440,703
Gross Margin $748,091 $623,609
Gross Margin % 27.6% 25.6%
Net income to common $267,827 $209,941
Common dividends paid $150,301 $137,331
Average common shares outstanding during the period 175,124 168,164
Net income per common share $1.53 $1.25
2010 Preliminary Financial Results
Operating Revenues (in billions)
Earnings per Share
* Note: 2009 excludes impairment charge

February 2011

Adjusted O & M Efficiency Ratio*
49.4%
48.5%
46.2%
30%
35%
40%
45%
50%
55%
2008 2009 2010
Regulated O&M Efficiency Ratio Continues to
Improve
*O&M Efficiency  Ratio = operating and maintenance expenses / revenues, adjusted for purchased water
Long Term Goal:
Below 40%

February 2011

Residential Commercial
Industrial American Water Total
American Water Customer – Gallons Consumption –
Period over Period Analysis
-5.8%
-13.8%
11.9%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
2007-2008 2008-2009 2009-2010
-4.2%
-4.9%
0.7%
-6.0%
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2007-2008 2008-2009 2009-2010
-3.3%
-4.9%
3.1%
-6.0%
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
2007-2008 2008-2009 2009-2010
Fiscal Year
Gallons by customer class 2008 2009 2010
Residential 213,423 203,701 204,575
Commercial 90,542 86,120 88,749
Industrial 42,032 36,212 40,539
Public and Other 58,838 55,911 56,604
Total Water Sales Volume
(MM gal)
404,835 381,314 390,467

Effective Date for New Rates	ROE Granted	Increase to Revenue
General Rate Cases:			
Illinois	4/23/2010	10.38%	$41.4
New Mexico (Edgewood)	5/10/2010	10.00%	0.5
Indiana	5/3/2010	10.00%	31.5
Virginia (Eastern)	5/8/2010	10.50%	0.6
Ohio	5/19/2010	9.34%	2.6
Missouri	7/1/2010	10.00%	28.0
California (Sac, LA, Lark)	7/1/2010	10.20%	14.6
Michigan	7/1/2010	10.50%	0.2
Kentucky	10/1/2010	9.70%	18.8
New Jersey	1/1/2011	10.30%	39.9
Pennsylvania Wastewater	1/1/2011	10.60%	8.4
Arizona (Anthem, etc.)	1/1/2011	9.50%	14.7
Subtotal - General Rate Cases			$201.2
Infrastructure Charges:			
Pennsylvania			8.5
Indiana			5.4
Other			0.4
Subtotal - Infrastructure Charges			$14.3
Grand Total			**$215.5**

AMERICAN WATER | NYSE: AWK www.amwater.com

Rate Cases & Infrastructure Charges Granted in
2010 that will have impact on 2011
Core Strategy: Continuing Effort to Earn Appropriate Rate of
Return on Prudent Investments
Average Timing of Rate Cases: Approximately every 2 Years
February 2011

February 2011

Rate Cases Awaiting Final Order as of December 31, 2010
      Index of Rate Case Status
1 - Case Filed
2 - Discovery (Data Requests, Investigation)
3 - Negotiations / Evidentiary Hearings / Briefings
4 - Recommended order issued / settlement reached, without interim rates
5 - Interim rates in effect, awaiting final order
Docket / Revenue Increase ROE Rate Base Filing
Case Number Date Filed Filed Requested (Filed) Status
Virginia Case No. PUE 2010-00001 3/8/2010 $6.9 11.50% $99.1 5
California Case No. A 10-07-007 7/1/2010 $37.3 10.20% $409.6 2
West Virginia Case No 10-920-W-42T 6/22/2010 $18.4 11.50% $437.6 3
Tennessee Case No 2010-00189 9/17/2010 $10.0 11.50% $125.5 2
Arizona W-01303A-10-0448 11/3/2010 $20.8 11.50% $148.9 1
Total $93.4 $1,220.7
* Final Order not yet issued. Interim rates are in effect.

February 2011

Key Business Assumptions
Continued decline in water usage per customer
Low flow fixtures
Declining family size
Unemployment
General conservation (promoted by US EPA)
Downward trend has accelerated in most states since the late
1990’s
Continued improvement in operating efficiency and cost structure
Continued rate case recovery of prudent investments
Gradual economic recovery by industrial and commercial
customers
Housing market slow to recover

February 2011
Land, Bldgs, &
Structures
4%
Distribution
38%
Pumping and
Power
4%
Treatment
9%
Storage
4%
Customer Meters
15%
Source of Supply
incl Mains
7%
Info. and Comm.
Systems *
4%
Wastewater
3%
Other
12%
Capital Expenditure Plan, by Asset Type: 2011-2013
* includes Business Transformation capital spend
• $800 - $1 Billion in Capex
to be spent each year for
the foreseeable future
• 20% of Capital
Expenditures will be
recovered by
Infrastructure Surcharge
mechanisms

$1,000
$800
$600
$400
$200
$0
CAGR 18.5%
2008
2009
2010
Cash Flow From Operations

AMERICAN WATER | NYSE: AWK www.amwater.com

February 2011

Cash Flow from Operations Continues to Improve
Relative to Capital Expenditures (CAPEX)
No anticipated need for Equity Offering in 2011
Improving Cash Flow Metrics Increasingly Offset
Need for Capital Raising
CAPEX $800 Million - $1 Billion

*  Not to scale
Key
Factors
Influencing
Earnings
* Not to scale
2011 Earnings Per Share Guidance: $1.65 - $1.75
Interest
Rates
(+/- 1%)
2011  EPS Guidance
$1.65 - $1.75
Consumption
(+/-1%)
Fuel &
Power
(+/- 10%)
Chemicals
(+/- 10%)
O&M
Expense
(+/- 1%)
$1.77
$1.63
$1.65
$1.75
February 2011

4.73%
5.28%
6.49%
2008 2009 2010 2011 Allowed ROE
Expected Return on Equity
10% - 10.5%
ROE
(2)
6.8% - 7.2%
1. ROE calculation excludes impairment charges
2. Range of allowed ROE
1.25%
Parent Co.
Debt
Opportunity
American Water continues to close ROE Gap
February 2011

2011 - 2015
2021 - 2025
2031 - 2035

AMERICAN WATER | NYSE: AWK www.amwater.com

February 2011

$235
$728
$816
$524
$485
$1,439
$7
$790
$70
$303
Total Debt:
$5,397M
5.5% 6.0% 6.0% 6.3% 6.0%
Weighted Average Interest Rates
Debt Maturities
(in millions)
Parent Company Debt
6.4%
*
* Amount excludes Preferred Stock with Mandatory Redemptions

February 2011
125 years Investing in Water Infrastructure and
paying Dividends to Shareholders
1886 1947
2003
2008
Dividend
paid to
private
holders
American Water
Listed on NYSE –
Dividend paid to
common
shareholders
RWE takes
AWK private.
Dividend
paid to
shareholder
AWK IPO
Lists on
NYSE. Pays
dividends to
common
shareholders
Watermain work in Pennsylvania. in the early 1900’s
Infrastructure improvement  in New Jersey in 2009

$0.22
$0.21
$0.20
$0.19
$0.18
5.0% dividend increase year over year
$0.20
$0.21
$0.22
2008
2009
2010

AMERICAN WATER | NYSE: AWK
www.amwater.com

February 2011
Recent Dividend History
Quarterly Dividend Rate as of Year-end
• Key component of American
Water’s total shareholder return
proposition
• Dividend Growth – Board of
Directors increased dividend 5%
to $0.22 or $0.88 annualized
• Dividend Yield – 3.3% at
2/9/2011
• Growth in Dividend reflects
growth in Net Income

30.0
25.0
20.0
15.0
10.0
5.0
0.0
25.26
20.04
19.72
24.24
28.46
16.64
WTR
AWR
CWT
CTWS
SJW
AWK

1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.34
1.11
0.92
1.10
1.05
0.91
WTR
AWR
CWT
CTWS
SJW
AWK

AMERICAN WATER | NYSE: AWK
www.amwater.com

February 2011
P/E Ratio Enterprise Value* / Net PP&E*
American Water – A Compelling Value

AW Stock Price at Average PE:  $34.04
AW Stock Price at Highest PE:  $43.26
AW Stock Price at Average EV/Net PP&E: $35.29
AW Stock Price at Highest EV/Net PP&E:  $52.30
Average
Average
Close price 12/31/10 unless otherwise indicated; trailing twelve months diluted GAAP EPS as of 9/30/2010
*Data from Bloomberg Data Systems

Closing

February 2011

What to Expect from American Water in 2011
Start execution of Portfolio Optimization Initiative
December 15, 2010: Announcement of acquisition of Missouri
properties & sale of Texas American
January 24, 2011: Announcement of sale of Arizona American and
New Mexico American
Resolve Rate Cases worth $93MM of filed Annualized Revenues by
December 31, 2011
Initiate state specific efforts to address declining usage
Continue reduction in Operating Efficiency Ratio
Five-year goal below 40%
Increase Earned Regulated Return
Expand Market Based businesses with focus on Homeowner Services &
Military Contract Operations
Optimize Municipal Contract Operations Business Model

AMERICAN WATER

AMERICAN WATER | NYSE: AWK

www.amwater.com

February 2011 American Water – A Compelling Value Value Proposition Market Leader Strong Visible Growth Proven Management Trades at Discount to Peers Sound Regulatory Framework 51

WE CARE ABOUT WATER.
IT'S WHAT WE DO.®

AMERICAN WATER | NYSE: AWK

www.amwater.com

February 2011
Investor Relations Contacts:
• Ed Vallejo
Vice President – Investor Relations
Edward.vallejo@amwater.com
•Muriel Lange
Manager – Investor Relations
Muriel.lange@amwater.com
Tel: 856-566-4005
Fax: 856-782-2782